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                                                                    Exhibit 99.2

                                               Filed pursuant to Rule 424(b)(__)
                                           Registration Statement No. 333-156411

Pricing Supplement No __________ Dated ______, 200_
(To Prospectus dated __, and
Prospectus Supplement dated __)

                                                               CUSIP: __________

                                  [INSERT LOGO]

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY
                            ING(SM) USA CORENOTES(R)
                                 ISSUED THROUGH
                  ING USA GLOBAL FUNDING TRUST __ (THE "TRUST")

     The description in this pricing supplement of the particular terms of the ING(SM) USA CoreNotes(R) offered hereby, and the Funding Agreement (specified below) issued by ING USA Annuity and Life Insurance Company ("ING USA") to the Trust, supplements the description of the general terms and provisions of the notes and the funding agreements set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

1.   THE NOTES

Principal Amount: ___________________   Purchasing Agent Discount: _____________

Issue Price: ________________________   Original Issue Date: ___________________

Net Proceeds to the Trust: __________   Stated Maturity Date: __________________

Interest Payment Dates: __________

Initial Interest Payment Date: __________

Regular Record Date: [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate: [ ] Fixed Rate   [ ] Floating Rate

     Fixed Rate Notes: [ ] Yes   [ ] No. If Yes,

          Interest Rate: __________

     Floating Rate Notes: [ ] Yes   [ ] No. If Yes,

          Regular Floating Rate Notes: [ ] Yes   [ ] No. If Yes,
               Interest Rate: __________
               Interest Rate Basis(es): __________

          Floating Rate/Fixed Rate Notes: [ ] Yes   [ ] No. If Yes,
               Floating Interest Rate: __________
               Interest Rate Basis(es): __________
               Fixed Interest Rate: __________
               Fixed Rate Commencement Date: __________

          Fixed Rate/Floating Rate Notes: [ ] Yes   [ ] No. If Yes,
               Fixed Interest Rate: __________
               Floating Interest Rate: __________
               Interest Rate Basis(es): __________
               Floating Rate Commencement Date: __________


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"ING(SM)" is a service mark of ING Groep N.V. and is used under license.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.

               Initial Interest Rate, if any: __________

               Initial Interest Reset Date: __________

               Interest Rate Basis(es). Check all that apply:
                    [ ] CD Rate
                    [ ] Commercial Paper Rate
                    [ ] Prime Rate
                    [ ] Constant Maturity Swap Rate
                    [ ] Federal Funds Effective Rate
                    [ ] CMT Rate
                    [ ] LIBOR
                    [ ] Treasury Rate
                    [ ] Federal Funds Open Rate

                    If LIBOR: [ ] LIBOR Page LIBOR01
                              LIBOR Currency: __________

                    If CMT Rate:
                              Designated Reuters Page:
                              If FEDCMT: [ ] Weekly Average [ ] Monthly Average Designated CMT Maturity Index: __________

               Index Maturity: __________

               Spread (+/-): __________

               Spread Multiplier: __________

               Interest Reset Date(s): __________

               Interest Rate Determination Date(s): __________

               Maximum Interest Rate, if any: __________

               Minimum Interest Rate, if any: __________

Calculation Agent, if any: [Citibank, N.A.]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement): __________

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement): __________

Discount Note: [ ]Yes   [ ] No. If Yes,
     Total Amount of Discount: __________
     Initial Accrual Period of Discount: __________
     Additional/Other Terms: __________

Terms of Survivor's Option:
     Annual Put Limitation:     [ ] $2,000,000 or 2%; or
                                [ ] $_______ or __%
     Individual Put Limitation: [ ] $250,000; or
                                [ ] $_______
     Trust Put Limitation:      [ ] 2%; or
                                $_______

Redemption Provisions: [ ]Yes   [ ] No. If Yes,
     Initial Redemption Date:
     Redemption: [ ] In whole only and not in part
                 [ ] May be in whole or in part
     Additional/Other Terms: __________

Repayment: [ ] Yes   [ ] No. If Yes,
     Repayment Date(s): __________


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     Repayment Price: __________
     Repayment: [ ] In whole only and not in part
                [ ] May be in whole or in part
     Additional/Other Terms: __________

Sinking Fund (not applicable unless specified): __________

Securities Exchange Listing: [ ] Yes   [ ] No. If Yes, Name of Exchange: _______

Authorized Denominations: $[1,000]

Ratings: The Notes issued under the Program are rated AA by Standard & Poor's
         ("S&P") and aa- by A.M. Best Company ("A.M. Best"). ING USA expects the Notes to be rated A1 by Moody's Investors Service, Inc. ("Moody's").

Purchasing Agent Purchasing Notes as Principal: [ ] Yes   [ ] No. If Yes,

Purchasing Agent   Principal Amount
----------------   ----------------

Total:             ________________

Jurisdiction of Organization of the Trust: [Illinois]

Additional/Other Terms, if any: __________

Special Tax Considerations, if any: __________

2.   THE FUNDING AGREEMENT

Funding Agreement Issuer: ING USA Annuity and Life Insurance Company

Funding Agreement No.: __________

Deposit: __________

Net Deposit: __________

Effective Date: __________

Stated Maturity Date: __________

Interest Payment Dates: __________

Initial Interest Payment Date: __________

Type of Interest Rate: [ ] Fixed Rate   [ ] Floating Rate

     Fixed Rate Funding Agreement: [ ] Yes   [ ] No. If Yes,

          Interest Rate: __________

     Floating Rate Funding Agreement: [ ] Yes   [ ] No. If Yes,

          Regular Floating Rate Funding Agreement: [ ] Yes   [ ] No. If Yes,
               Interest Rate: __________
               Interest Rate Basis(es): __________


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          Floating Rate/Fixed Rate Funding Agreement: [ ] Yes   [ ] No. If Yes,
               Floating Interest Rate: __________
               Interest Rate Basis(es): __________
               Fixed Interest Rate: __________
               Fixed Rate Commencement Date: __________

          Fixed Rate/Floating Rate Funding Agreement: [ ] Yes   [ ] No. If Yes,
               Fixed Interest Rate: __________
               Floating Interest Rate: __________
               Interest Rate Basis(es): __________
               Floating Rate Commencement Date: __________

          Initial Interest Rate, if any:

          Initial Interest Reset Date:

          Interest Rate Basis(es). Check all that apply:
               [ ] CD Rate
               [ ] Commercial Paper Rate
               [ ] Prime Rate
               [ ] Constant Maturity Swap Rate
               [ ] Federal Funds Effective Rate
               [ ] CMT Rate
               [ ] LIBOR
               [ ] Treasury Rate
               [ ] Federal Funds Open Rate

               If LIBOR: [ ] LIBOR Page LIBOR01
                         LIBOR Currency: __________

               If CMT Rate:
                         Designated Reuters Page:
                         If FEDCMT: [ ] Weekly Average   [ ] Monthly Average
                         Designated CMT Maturity Index: __________

          Index Maturity: __________

          Spread (+/-): __________

          Spread Multiplier: __________

          Interest Reset Date(s): __________

          Interest Rate Determination Date(s): __________

          Maximum Interest Rate, if any: __________

          Minimum Interest Rate, if any: __________

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement): __________

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement): __________

Discount Funding Agreement: [ ]Yes   [ ] No. If Yes,
     Total Amount of Discount: __________
     Initial Accrual Period of Discount: __________
     Additional/Other Terms: __________

Terms of Survivor's Option:
     Annual Put Limitation:     [ ] $2,000,000 or 2%; or
                                [ ] $_______ or __%
     Individual Put Limitation: [ ] $250,000; or
                                [ ] $_______
     Trust Put Limitation:      [ ] 2%; or
                                $_______

Redemption Provisions: [ ]Yes   [ ] No. If Yes,
     Initial Redemption Date: __________


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

     Redemption: [ ] In whole only and not in part
                 [ ] May be in whole or in part
     Additional/Other Terms: __________

Repayment: [ ]Yes   [ ] No. If Yes,
     Repayment Date(s): __________
     Repayment Price: __________
     Repayment: [ ] In whole only and not in part
                [ ] May be in whole or in part
     Additional/Other Terms: __________

Sinking Fund (not applicable unless specified): __________

Ratings: The Funding Agreement issued under the Program is rated AA by S&P.
         ING USA expects the Funding Agreement to be rated A1 by Moody's.

Additional/Other Terms, if any: __________

Special Tax Considerations, if any: __________


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